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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. Section 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of BRIAZZ, Inc. (the "Company") on Form 10-K for the year ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Victor D. Alhadeff, the Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


            March 28, 2003

                               /s/ Victor D. Alhadeff
                               ----------------------------------------------
                               Victor D. Alhadeff
                               Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors


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